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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 19, 2005

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                         0-27354                             65-0403311
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
(State or other jurisdiction         (Commission File Number)          (IRS Employer Identification No.)
     of incorporation)

             30831 Huntwood Ave., Hayward, CA                                     94544
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         (Address of principal executive offices)                              (Zip Code)
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        Registrant's telephone number, including area code (510) 476-2000
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

On July 19, 2005, the U.S. Patent and Trademark Office issued U.S. Patent
#6,919,373 to Alza Corporation (Alza) with claims covering its Concerta(R) product. Concerta(R) is a registered trademark of Alza Corporation. This patent was listed in the Food and Drug Administration's (FDA) Electronic Orange Book
(Orange Book) on July 19, 2005 and was the first time a patent relating to Concerta(R) had been listed in the Orange Book. On July 19, 2005, we filed a certification under Paragraph IV of the Hatch-Waxman Amendments with the FDA relating to this patent and notified Alza and related companies of such certification.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             IMPAX LABORATORIES, INC.


Date: July 29, 2005                          By: /s/ Arthur A. Koch, Jr.
                                                 ------------------------------
                                                 Name: Arthur A. Koch, Jr.
                                                 Title: Chief Financial Officer




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